Summary Prospectus    November 18, 2010

JPMorgan Multi-Sector Income Fund

Class/Ticker:    R2/JISZX;    R5/JSIRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 18, 2010, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of
the value of your investment)

	Class R2		Class R5
Management Fees	0.45%		0.45%
Distribution (Rule 12b-1) Fees	0.50		NONE
Other Expenses[1]	0.66		0.46
Shareholder Service Fees	0.	25	0.	05
Remainder of Other Expenses	0.	41	0.	41
Total Annual Fund Operating Expenses	1.61		0.91
Fee Waivers and Expense Reimbursements[2]	(0.36)		(0.36)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25		0.55

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 0.55% of the average daily net assets of Class R2 and Class R5 Shares, respectively. This contract cannot be terminated prior to 12/1/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 11/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years
CLASS R2 SHARES ($)	127	473
CLASS R5 SHARES ($)	56	254

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its investment objective by investing opportunistically across different markets and sectors, based on the portfolio management team’s view of the markets and sectors. The Fund’s approach is flexible and it is not managed to a benchmark. This allows the Fund to shift its allocations based on changing market conditions which may result in investing in a single or multiple markets and sectors. Total return in the Fund’s objective includes both current income and capital appreciation.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets including emerging markets. These securities may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks. The Fund may also invest in equity securities as a principal strategy.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use fixed income, currency and credit derivatives. Such derivatives may include futures contracts, options, swaps, and forward contracts. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts and other foreign currency transactions, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives for other hedging purposes (e.g., decreasing exposure to certain securities), to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Services, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Rating (Fitch) or the equivalent by another nationally recognized statistical rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality.

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations, and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Fund may also invest in mortgage To be Announced (TBAs).

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest in municipal securities. The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities and deferred payment securities.

The Fund may also invest in convertible securities, preferred securities, and common stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 25% of its total assets in such securities.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

In buying and selling investments for the Fund, the adviser uses an opportunistic strategy and uses both security selection and derivatives to allocate its investments among strategies and sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research. The Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Municipal Securities Risk.  The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Robert Michele	2010	Managing Director
Jon B. Jonsson	2010	Managing Director
Iain T. Stealey	2010	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-MSI-R2R5-1110